Unaudited Interim Condensed Statement of Operations (USD $)	3 Months Ended		46 Months Ended
	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2012
Revenues
Sales Revenue, Goods, Net	$ 0	$ 0	$ 0
Revenues	0	0	0
Operating Expenses
General and Administrative Expense	1,768	1,882	26,727
Operating Expenses	1,768	1,882	26,727
Operating Income (Loss)	(1,768)	(1,882)	(26,727)
Income Tax Expense (Benefit)
Current Income Tax Expense (Benefit)	0	0	0
Net Income (Loss) Attributable to Parent	$ (1,768)	$ (1,882)	$ (26,727)
Earnings Per Share
Earnings Per Share, Basic and Diluted	$ 0	$ 0
Weighted Average Number of Shares Outstanding, Basic and Diluted	12,000,000	12,000,000	12,000,000